SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 1, 2003

                                DYNAMIC I-T, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                   COLORADO                           000-10065
         ---------------------------            ---------------------
        (State or other jurisdiction            (Commission File No.)
             of incorporation)

                                   84-0820529
                          -----------------------------
                          (Employer Identification No.)

                  331 DANTE COURT,
                 HOLBROOK, NEW YORK                        11741
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (631) 471-0065
                                                            -------------

Item 2. Acquisition or Disposition of Assets

Artwork and Beyond Transaction

          Pursuant to an Exchange Agreement (the "Exchange Agreement") with the shareholders of Artwork & Beyond, Inc. ("Artwork") the Company acquired all of the shares of common stock of Artwork for that number of shares of the Company issuable or to be issued that will cause the shareholders of Artwork to hold eighty percent (80%) of the common stock of the Company. Because the Company did not have sufficient authorized shares of common stock of the Company to issue to the Artwork shareholders, the Company granted the Artwork shareholders rights to additional shares upon the filing of an amendment to the Articles of Incorporation increasing the authorized shares of common stock of the Company or providing for a reverse split. Pending approval of such amendment certain shareholders of the Company agreed to waive their rights to exercise any options, warrants or other derivative securities of the Company held by them as part of the transaction, Howard Blum was elected Chief Executive Officer of the Company and the former Artwork shareholders nominated several persons to the Board of Directors.

         Prior to the Closing, the Company transferred all of its then existing liabilities and assets to its existing wholly-subsidiary, Dynamic IT, Inc., a Nevada corporation ("Dynamic Nevada"). Upon completion of the acquisition the Company transferred all of the shares of Dynamic Nevada to Allan Chalfin, Robert Hinckley, Paul R. Warshaw, and Spencer Young for nominal consideration.

            As part of the transaction underlying the Exchange Agreement, certain majority shareholders of the Company agreed to enter into a lock-up of their shares for a period of fifteen months with a complete prohibition on transferring such shares for the first five (5) months and allowable transfers of 10% of their respective shares per month for the subsequent ten (10) months.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (A) Financial statements of business acquired

              It is not feasible to file the financial statements for Artwork & Beyond, Inc. required by Rule 3-05 of Regulation S-X at this time. Such financial statements will be filed by amendment within 60 days of the date of the filing of this Report on Form 8-K.

        (B) Pro forma financial information

              It is not feasible to file the pro forma financial information required by Article 11 of Regulation S-X at this time. Such pro forma financial information will be filed by amendment within 60 days of the date of the filing of this Report on Form 8-K.

        (C) Exhibits

(2) Exchange Agreement by and among Dynamic I-T, Inc. and the shareholders of Artwork & Beyond, Inc.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2003                   DYNAMIC I-T, INC.
                                            (Registrant)


                                            By: /s/ Howard Blum
                                            --------------------
                                            Howard Blum
                                            President

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (the "Agreement") made as of this 1st________ day of August, 2003 (the "Effective Date"), by and among and those persons executing this Agreement whose names and addresses are set forth in the signature pages (collectively, the "Shareholders"), owning all of the issued and outstanding shares of Artwork and Beyond, Inc. ("ARTWORK"), a Delaware corporation with its principal address at 331 Dante Court, Holbrook, New York 11721, Dynamic I-T, Inc. ("DYNM"), a Colorado corporation, with a principal address at 2504 Eleventh Street, Santa Monica, California 90405.

                                  INTRODUCTION

         WHEREAS, ARTWORK is a corporation which is engaged in e-commerce involved in art products and services;

         WHEREAS, the Shareholders own all the issued and outstanding shares of common stock of ARTWORK;

         WHEREAS, the Shareholders desire to exchange all of their shares of the common stock of ARTWORK for an aggregate of 232,472,712 shares of the common stock of DYNM (hereinafter, the "Exchange") with the result being that ARTWORK will become a wholly owned subsidiary of DYNM;

         WHEREAS, immediately prior to the Exchange, the Board of Directors of DYNM shall authorize the transfer of its business existing at the time of Closing (as hereinafter defined), including, but not limited to all Obligations (as hereinafter defined) to a newly formed subsidiary, the ownership of which shall, following the Closing, be transferred to a third party (hereinafter, the entire transaction described in this paragraph shall be referred to as the "Spin-Off Transaction");

         WHEREAS, in conjunction with this transaction, certain of the shareholders of DYNM have agreed to a reasonable lockup of those shares received by them in the Exchange; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound hereby, do mutually agree as follows:

                                    ARTICLE I
                        DEFINITIONS, DISCLOSURE SCHEDULE

    1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have
        -------------
the meanings indicated below:

        "ARTWORK DISCLOSURE DOCUMENTS" shall refer to the disclosures made in the SEC Filings (as hereinafter defined) as well as the Schedule of Exceptions (as hereinafter defined).

        "CONTRACT" shall mean any agreement, contract, license, indenture, lease, mortgage, license, plan, arrangement, commitment or instrument including any note or other debt instrument (whether written or oral).

        "DYNM DISCLOSURE DOCUMENTS" shall refer to the disclosures made in the SEC Filings (as hereinafter defined) as well as the Schedule of Exceptions (as hereinafter defined).

        "ENFORCEABILITY EXCEPTIONS" shall mean the extent to which enforceability of an obligation may be limited by applicable bankruptcy, insolvency, re-organization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

        "GAAP" shall refer to generally accepted accounting principles as applicable in the United States.

        "KNOWLEDGE " SHALL mean with respect to a party's awareness of the presence or absence of a fact, event or condition (a) actual knowledge plus, if different, (b) the knowledge that would be obtained if such party conducted itself faithfully and exercised a sound discretion in the management of his own affairs.

        "LAWS" shall mean all laws, common laws, rules, regulations, ordinances, codes, judgments, injunctions, orders, decrees, permits, policies and other requirements of the United States and other jurisdictions to which ARTWORK and DYNM, as applicable, are subject,.

        "LIABILITIES" shall mean any indebtedness, liability, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement including the notes thereto.

        "LIEN" means any mortgage, pledge, lien, encumbrance, charge, adverse claim or restriction of any kind affecting title or resulting in an encumbrance against property, real or personal, tangible or intangible, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any third party option or other agreement to sell and any filing of or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction).

        "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" with respect to a party means an adverse change which would in the aggregate have material adverse effect on the assets, liabilities (whether absolute, accrued, contingent or otherwise), condition (financial or otherwise), results of operations, business or prospects on a consolidated or combined basis of such party.

        "OBLIGATIONS" shall mean, with respect to DYNM, all liabilities, debts, amounts due, or contracts existing as of the Closing and any claims or causes of action arising out of or as a result of actions taken prior to Closing, as well as any and all expenses and costs related thereto.

        "PERSON" shall mean any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company, estate, unincorporated organization or governmental entity.

        "SCHEDULE OF EXCEPTIONS" shall mean the schedule that may be attached to and made part of this Agreement containing any exceptions to any representations made in this Agreement, which such schedule shall be organized into paragraphs corresponding to the sections of this Agreement.

        "SEC FILINGS" shall mean all registration statements filed pursuant to the Securities Act or reports filed pursuant to the Securities Exchange Act since January 1, 2003.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        "SUBSIDIARY" shall refer to any corporations or other entities in which a Person has a majority interest or which is otherwise controlled by such Person.

        "TAXES" shall mean any income, alternative or add-on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty or fine thereon.

        "TRANSACTIONS" shall mean, in respect of any party, all transactions set forth in or contemplated by this Agreement that involve, relate to or affect such party, including, without limitation, the Exchange.

                                   ARTICLE II
                                THE TRANSACTIONS

        2.1 THE EXCHANGE. On the "Closing Date" as provided in Section 2.2, the Shareholders shall receive such shares, or, to the extent such shares are unavailable for issuance, a certificate granting the right to receive such shares, representing, on a fully diluted basis, an aggregate of eighty percent (80%) of the outstanding common stock of DYNM; in exchange, DYNM shall receive shares of ARTWORK representing all of the outstanding common stock of ARTWORK. No Shareholder shall have any right to receive fractional shares but any fractional share shall be rounded to the nearest whole share. At Closing (as hereinafter defined), the Shareholders shall receive at least fifty-percent (55%) of the authorized shares of DYNM.

        2.2 CLOSING. The closing of the Exchange contemplated hereby (the "Closing") shall be held on the next business day after all conditions set forth in Articles VII and VIII have been fulfilled or waived or such earlier date as the parties may agree. The Closing shall be held at such place and at such time as the parties may mutually agree but in no event later than August 1, 2003. The date upon which such Closing shall occur shall be referred to as the "Closing Date."

        2.3 THE SPIN-OFF/SUBSIDIARY INDEMNITY. At Closing, DYNM shall execute all documents necessary to effectuate the transfer of its business as existing at the time of Closing, including, but not limited to all Obligations to a newly formed subsidiary (the "Spin-Off Subsidiary") as well as the subsequent transfer of the Spin-Off Subsidiary to a third party as of a date certain. Such documents shall include a provision (the "Subsidiary Indemnity") whereby the Spin-Off Subsidiary shall agree to indemnify DYNM for any (i) Liabilities or claims arising out of or in connection with such spin-off, including but not limited to any tax liability that may arise therefrom as well as (ii) any Obligations.

        2.4 ESCROW. At Closing, $25,000 of the $50,000 to be paid pursuant to section 3.1(5) of this Agreement, shall be placed into an escrow or trust account mutually agreeable to both parties, such funds shall be used to compensate DYNM for any Liabilities outstanding or arising prior to Closing or claims by third parties made following the Closing, if any exist. At such time as ARTWORK is reasonably satisfied that such Liabilities or claims have been satisfied or assumed by a third party, the balance of funds held in escrow, if any, less amounts necessary to cover Liabilities accrued prior to Closing but not yet due, shall be promptly paid to designees of DYNM identified to ARTWORK by the President or Chief Executive Offcer of DYNM in office immediately prior to Closing.

                                                              ARTICLE III
                                                          CLOSING DELIVERIES

        3.1 CLOSING DELIVERIES BY THE SHAREHOLDERS. At the Closing, in addition to documents referred to elsewhere herein, the Shareholders shall deliver, or cause to be delivered, in a form reasonably satisfactory to DYNM and its counsel to DYNM:

               (1)Stock Certificates owned by the Shareholders representing all the Shares to be transferred to DYNM as set forth in section 2.1 of this Agreement;

               (2) Certificate of Shareholders affirming the accuracy of their representations, as of the Closing Date;

               (3) Executed Escrow Agreement and evidence of deposit of funds in the amount of $25,000 into the escrow required by section 2.4 of this Agreement;

               (4) Such other documents as DYNM or its counsel may reasonably request

               (5) the sum of $50,000, 50% of which shall be placed in escrow as set forth in section 2.4 of this Agreement.


        3.2 CLOSING DELIVERIES BY DYNM. At the Closing, in addition to documents referred to elsewhere, DYNM shall deliver to the Shareholders or to others at the direction of the Shareholders, from DYNM or other third parties, including officers of DYNM, in a form reasonably satisfactory to the Shareholders and their counsel:

               (1) Certificates representing the DYNM Shares to be issued pursuant to the Exchange;

               (2) Certificate or certificates, in the form attached hereto as Exhibit "A" representing the rights to DYNM Shares for any deficiency in the number of DYNM Shares to be delivered in section 3.2(1) above;

               (3) Executed waiver of rights by existing holders of options, warrants, or other stock rights or derivative securities ("Stock Rights") of DYNM to have securities reserved for issuance under the Stock Rights, with such waiver to expire on the effective date of the reverse split to be effected pursuant to section 9.1 of this Agreement;

               (4) Certificate of officers of DYNM affirming the accuracy of representations as of the Closing Date;

               (5) Copies of the resignations of the directors and officers of DYNM;

               (6) Certified copies of resolutions approving the Exchange and approving the Spin-Off as of a date certain;

               (7) Executed Agreements necessary to effectuate Spin-Off;

               (8) Executed Lock-up Agreement, in the form attached hereto as Exhibit "B" by certain shareholders;

               (9) Executed Escrow Agreement;

               (10) Proof that the sum of $25,000 paid by the Shareholders at Closing is placed in escrow pursuant to section 2.4; and

               (11) Such other documents as the Shareholders or their counsel may reasonably request;

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF DYNM

        Except as set forth in the DYNM Disclosure Documents, DYNM makes the following representations and warranties to Shareholders on and as of the date hereof with the knowledge and understanding that the Sharehoders are relying materially upon such representations and warranties..

        4.1 ORGANIZATION AND STANDING OF DYNM. DYNM is a corporation duly organized, validly existing and in good standing under the laws of Colorado. DYNM has the corporate power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign corporation in each jurisdiction where such qualification is necessary except where the failure to qualify will not have a Material Adverse Effect. The copies of the Certificates of Incorporation and By-laws of DYNM as amended to date, and made available to ARTWORK, are true and complete copies of those documents as now in effect.

        4.2 CAPITALIZATION. The authorized capital stock of DYNM, consists of 100,000,000 shares of common stock of which 43,190,426 shares are issued and outstanding. The shares of common stock of DYNM that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and nonassessable, and were not issued in violation of the preemptive rights of any person. Notwithstanding the Exchange contemplated by this Agreement and except as set forth in the Disclosure Documents, there are no outstanding (a) options, warrants or rights to purchase or subscribe for any equity securities, or other ownership interests of DYNM, (b) obligations of DYNM, whether absolute or contingent, to issue any shares of equity securities or other ownership interests, (c) debt or equity securities directly or indirectly convertible into any equity securities of DYNM or (d) any shareholder agreements, options, rights of first refusal or other similar rights with respect to the capital stock of DYNM.

        4.3 SUBSIDIARIES. Except for Dynamic IT, Inc., a Nevada corporation, DYNM has no Subsidiary and no interest in any other corporation, partnership, joint venture or other entity.

        4.4 AUTHORITY. This Agreement constitutes, when executed and delivered by the Shareholders in accordance herewith, the valid and binding obligations of each of them, enforceable in accordance with its respective terms, subject to the Enforceability Exceptions.

        4.5    CONTRACTS.    There are no Contracts to which DYNM is a party or
               ---------
by which it is bound.

        4.6 LITIGATION. There is no claim, action, proceeding, or investigation pending or, to its Knowledge, threatened against or affecting DYNM before or by any court, arbitrator or governmental agency or authority. There are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against DYNM and with respect to any action or claim covered by insurance, DYNM has complied with all requirements of any such policy which are conditions to the defense and continued defense of such claim or action.

        4.7 TAXES. DYNM has duly fled all Returns required, in the opinion of its tax counsel, to be filed by it. To the Knowledge of DYNM such Returns were, when filed, and are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations. DYNM has paid or will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

          DYNM is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the best of its Knowledge, no claim for assessment or collection of any Tax related to DYNM has been asserted against DYNM that has not been paid. There are no Tax liens upon the assets (other than the lien of property taxes not yet due and payable) of DYNM. There is no valid basis, to the best of its Knowledge for any assessment, deficiency, notice, or similar intention to assess any Tax to be issued to DYNM by any governmental authority.

        4.8 NO CONFLICT. The execution and performance of this Agreement and any other agreements contemplated hereby will not (i) conflict with or violate the Articles of Incorporation or the by-laws of DYNM or (ii) violate in any material respect any laws, ordinances, rules, or regulations, or any order, writ, injunction or decree to which DYNM is a party..

        4.9    SEC FILINGS.  The SEC Filings of DYNM are true and correct and
               ------------
contain no material  misstatement  of fact as of the date of filing.

        4.10 FINANCIAL DOCUMENTS. The financial statements that are part of the SEC Filings are true and complete copies of the DYNM financial statements These financial statements (i) have been prepared from the books and records of DYNM in accordance with GAAP consistently applied with prior periods, and (ii) are complete and correct and fairly reflect, in each case in all material respects, the financial condition and results of operations of DYNM as of the dates and for the periods indicated thereon. The books and accounts of DYNM have been maintained in all material respects in accordance with sound business practices.

        4.11   COMPLIANCE WITH LAW-GENERAL. DYNM materially complies with
               ---------------------------
material Laws applicable to it.

        4.12 EMPLOYEE BENEFIT PLANS. Except as set forth in the DYNM Disclosure Documents, DYNM has never maintained or contributed to any employee benefit plan, or any stock purchase plan, stock option plan, fringe benefit plan, bonus plan or any other deferred compensation agreement, plan or funding arrangement, whether or not such plan has been terminated and whether or not such plan is of legally binding nature in the form of an informal understanding. With respect to the plans, the laws as applicable, have been fulfilled in all material respects and no event has occurred nor does any condition exist which would subject DYNM or the Shareholders to any material penalty, excise tax or liability.

        4.13 CONSENTS. Except as may be required by federal securities laws and regulations, no authorization, license, franchise, approval, order or consent of, and no registration, declaration or filing by DYNM with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with the execution, delivery and performance of this Agreement, and consummation of the Transaction.

        4.14 LIABILITIES. DYNM has no material Liabilities other than (i) Liabilities fully and adequately reflected or reserved against on the Balance Sheet or (ii) Liabilities incurred since the Balance Sheet Date in the ordinary course of the business of DYNM or to be insured in connection with this transaction and any related transaction.

        4.15 NO COMMISSIONS. DYNM has not incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

        4.16 ACCURACY OF REPRESENTATIONS. None of the representations or warranties contained in this Agreement, including the DYNM Disclosure Documents, contains, or will contain at the Closing Date, any false or misleading statement, or omits, or will omit at the Closing Date, any fact or statement necessary to make the other statements or facts set forth herein or therein not false or misleading.

                                    ARTICLE V
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

        Except as set forth in the ARTWORK Disclosure Documents, the Shareholders, jointly and severally (except with respect to sections 5.4 and 5.5) represent and warrant to, and agree with, DYNM as follows as of the date hereof and the Closing Date with the knowledge and understanding that DYNM is relying materially upon such representations and warranties:

         5.1 ORGANIZATION AND STANDING OF ARTWORK. ARTWORK is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign corporation in each state where such qualification is necessary except where the failure to qualify will not have a Material Adverse Effect.

         5.2 SUBSIDIARIES. Except as set forth in the ARTWORK Disclosure Documents, ARTWORK has no Subsidiaries and no interest in any other corporation, partnership, joint venture or other entity.

         5.3 CAPITALIZATION. The authorized capital stock of ARTWORK, consists of 20,000,000 shares of common stock of which 10,671,664 shares are issued and outstanding and 1,000,000 shares of preferred stock of which none has been issued. The shares of common stock of ARTWORK that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and nonassessable, and were not issued in violation of the preemptive rights of any person. There are no outstanding (a) options, warrants or rights to purchase or subscribe for any equity securities, or other ownership interests of ARTWORK,
(b) obligations of ARTWORK, whether absolute or contingent, to issue any shares of equity securities or other ownership interests, (c) debt or equity securities directly or indirectly convertible into any equity securities of ARTWORK or (d) any shareholder agreements, options, rights of first refusal or other similar rights with respect to the capital stock of ARTWORK.

        5.4 SHARE OWNERSHIP. Each of the Shareholders is the record and beneficial owner of the number of shares of ARTWORK listed after such Shareholder's name on the signature page free and clear of all liens and encumbrances and claims of any kind. Upon execution of this Agreement and delivery at Closing of the certificates for the DYNM shares and rights to shares pursuant to the Exchange, DYNM shall receive marketable title to such shares free and clear of all Liens and encumbrances and claims of third parties.

        5.5 INVESTMENT. Each Shareholder hereby represents, warrants and agrees that such Shareholder will be acquiring the Shares of DYNM for investment, for their own account, and not with a view to the distribution of the DYNM Shares. In such connection, each Shareholder further represents and warrants that they understand that DYNM is issuing the DYNM shares to such Shareholder in reliance upon an exemption from the registration requirements pursuant to Section 5 of the Securities Act and the rules and regulations thereunder. Each Shareholder agrees that the DYNM Shares may not be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of by such Shareholder unless DYNM shall have been supplied with evidence satisfactory to it and its counsel that such transfer is not in violation of the Securities Act. Furthermore, each Shareholder understands that the certificates for the DYNM shares shall bear an appropriate restrictive legend to reflect the foregoing restrictions and that stop transfer instructions will be placed against the DYNM shares with respect thereto. Each Shareholder consents to the placing of such legend on the certificates for the DYNM shares.

        5.6 GOVERNMENTAL APPROVAL; CONSENTS. Except as may be required by federal securities laws and regulations, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by ARTWORK with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with the execution, delivery and performance of this Agreement and consummation of the transaction. No Consents of any other parties are required to be received by or on the part of ARTWORK to enable it to enter into and carry out this Agreement.

        5.7 AUTHORITY. This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by ARTWORK in accordance herewith, the valid and binding obligations of ARTWORK enforceable in accordance with their respective terms, subject to the Enforceability Exceptions.

        5.8 LITIGATION. There is no claim, action, proceeding, or investigation pending or, to their knowledge, threatened against or affecting ARTWORK before or by any court, arbitrator or governmental agency or authority. There are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against .

        5.9 SEC FILINGS. The SEC Filings of Artwork are true and correct and contain no material misstatement of fact as of the effective date of such filings.

        5.10 NO COMMISSIONS. ARTWORK has not incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

        5.17 ACCURACY OF REPRESENTATIONS. None of the representations or warranties contained in this Agreement, including the ARTWORK Disclosure Schedule, contains, or will contain at the Closing Date, any false or misleading statement, or omits, or will omit at the Closing Date, any fact or statement necessary to make the other statements or facts set forth herein or therein not false or misleading.

                                   ARTICLE VI
                            COVENANTS PENDING CLOSING

        During the period between the date hereof and the earlier of the Closing Date or Termination each party covenants as follows:

        6.1 ACCESS FOR PARTIES. Each party shall give (or in the case of the Shareholders cause ARTWORK to give) to other parties and to their counsel, accountants and other representatives full and reasonable access, during normal business hours throughout the period prior to the Closing Date, to all of the entity's properties, books, contracts, commitments, reimbursement and accounting records relating to the Assets, and all aspects of the entities business. Such entity shall furnish to any party, during such period, all information concerning the assets and the business that any party may reasonably request. Any such investigation or inspection by any party shall not be deemed a waiver of, or otherwise limit, the representations, warranties and covenants of other party or parties contained herein.

        6.2 MUTUAL COOPERATION. The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all Consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

        6.3 CHANGES IN REPRESENTATIONS AND WARRANTIES. Between the date of this Agreement and the Closing Date, neither the Shareholders nor DYNM shall directly or indirectly enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of its or his representations and warranties herein contained not being true and correct at and as of the Closing Date. Each party shall promptly give written notice to the other upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any threatened breach in any material respect of any of their respective representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

        6.4    EXCLUSIVITY.

        (a) ARTWORK agrees that, from and after the date hereof until the Closing or termination of this Agreement, neither ARTWORK nor any of its respective directors, officers, shareholders, partners, agents, investment bankers, or other representatives, shall, directly or indirectly, (i) solicit, initiate or encourage submission of proposals or offers from any person relating to any acquisition or purchase of all or a material part of the stock or assets of, or a merger, consolidation or business combination with, ARTWORK or agreement to sell shares of common stock of ARTWORK other than as contemplated by this Agreement, or (ii) participate in any discussions or negotiations regarding or furnish to any other person any information with respect to or otherwise cooperate in any way, assist facilitate or encourage any Acquisition Proposal by any other person.

        (b) DYNM agrees that, from and after the date hereof until the Closing or termination of this Agreement, neither DYNM nor any of its respective directors, respective directors, officers, shareholders, partners, agents, investment bankers, or other representatives, shall, directly or indirectly, (i) solicit, initiate or encourage submission of an Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding or furnish to any other person any information with respect to or otherwise cooperate in any way, assist facilitate or encourage any Acquisition Proposal by any other person

        (c) If DYNM or ARTWORK shall receive any Acquisition Proposal or any inquiry regarding any such proposal from a third party, such party shall promptly inform the other party of the Acquisition Proposal or inquiry.

        6.5 CONFIDENTIALITY. Neither party will at any time divulge, furnish to or make access to anyone any information with respect to confidential information or trade secrets of the other party.

        6.6 PUBLIC ANNOUNCEMENT. No press releases or any other disclosure concerning this Agreement or the Exchange or any of the related transactions shall be issued, nor shall the terms of this Agreement be disclosed to third parties, other than to the representatives of the parties hereto, without the mutual consent of DYNM and the Shareholders (which consents will not be unreasonably withheld). This provision shall not apply where, in the opinion of counsel to DYNM, disclosure is required by federal and/or state securities laws..


                                   ARTICLE VII
                     CONDITIONS TO SHAREHOLDERS' OBLIGATIONS

         In addition to the deliveries provided for in Article III the Shareholders' obligation to consummate the Closing is subject to the following conditions:

        7.1 COMPLIANCE BY DYNM . DYNM shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by DYNM prior to or on the Closing Date.

        7.2 NEW DIRECTORS AND OFFICERS. As of the Closing, all of the current officers and directors of DYNM shall have tendered their resignations, in writing, to DYNM and the nominees of the Shareholders shall have been elected or appointed in their place, except that the directors of DYNM shall be entitled, at Closing to nominate one designee to the board of directors of DYNM.

        7.3 CONTINUED MARKET FOR SHARES. As of the Closing, the common stock of DYNM shall continue to be listed for trading on the Over-the-Counter Bulletin Board and not subject to any contemplated delisting or other restriction on trading.

        7.4 FURTHER AGREEMENTS. The Spin-off transactions, including the assumption of all Obligations of DYNM by the entity created in the Spin-off shall be substantially completed, other than the closing of that transaction which shall on a date certain and be conditioned upon the Closing of this Agreement.

        7.5 LOCK-UP. A Lock-up Agreement, in the form attached hereto as Exhibit "B" executed by certain of the shareholders of DYNM shall be delivered to the Shareholders.

        7.6 WAIVER OF RESERVATION OF RIGHTS. The holders of options, warrants, stock rights or other derivative securities of DYNM shall have delivered to ARTWORK or the Shareholders an executed waiver of such rights which such waiver shall remain in effect until the effective time of the reverse split.

        7.7 ACCURACY OF DYNM REPRESENTATIONS. The representations and warranties of DYNM contained in this Agreement (including any exhibit hereto and the DYNM Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true in all material respects at and as of the Closing Date.

        7.8 LITIGATION. No litigation seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or threatened.

        7.9 DOCUMENTS . All documents and instruments to be delivered by DYNM to the Shareholders at the Closing pursuant to Section 3.2 shall have been delivered in accordance with such section.


                                  ARTICLE VIII
                        CONDITIONS TO DYNM'S OBLIGATIONS

         In addition to the deliveries provided for in Article 3, DYNM's obligation to consummate the Closing is subject to the following conditions:

        8.1 COMPLIANCE BY THE SHAREHOLDERS. The Shareholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Shareholders prior to or on the Closing Date.

        8.2    Payment.  The Shareholders shall have paid $50,000 to DYNM.

        8.3 ACCURACY OF THE SHAREHOLDERS' REPRESENTATIONS . The representations and warranties of the Shareholders contained in this Agreement (including the exhibits hereto and the Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true in all material respects.

        8.4 LITIGATION. No litigation seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or, to DYNM's Knowledge, be threatened.

        8.5 DOCUMENTS. All documents and instruments to be delivered to ARTWORK by the Shareholders at the Closing shall have been delivered pursuant to Section
3.1 and in accordance with such section.

                                   ARTICLE IX
                            POST CLOSING OBLIGATIONS

        9.1 CHANGE IN NAME OF DYNM/REVERSE SPLIT. Within ninety (90) days after the Closing, DYNM shall file a preliminary proxy statement required to hold a shareholders' meeting which shall recommend that the shareholders approve (i) a reverse split of the common stock of DYNM and (ii) a change of the name of the corporation.

        9.2 FILING OF SEC REPORTS. (a) DYNM shall provide to ARTWORK the financial statements necessary for ARTWORK to file the 10Q-SB for DYNM for the period ending June 30, 2003 at least seven (7) business days prior to date on which such 10Q-SB is due to be filed with the U.S. Securities Exchange Commission, and (b) for a period of two (2) years following the Closing, the surviving DYNM shall use its best efforts to timely file all reports required to be filed by it under the Securities Exchange Act.

        9.3 ANTIDILUTION. For a period of two (2) years following the Closing, DYNM shall not issue any additional shares that will affect the ratio of the number of shares of DYNM issued to the principal shareholders of ARTWORK ("Artwork Principal Shareholders") at Closing to the number of such shares held by the DYNM officers and directors ("DYNM Officers and Directors") prior to Closing except, however, for the issuance of shares by DYNM to Artwork Principal Shareholders for bona fide consideration. The aforesaid ratio shall, however, be adjusted for subsequent transfer or sale of shares by the DYNM Officers and Directors. The foregoing shall not affect any transaction that dilutes both the Artwork Principal Shareholders or the DYNM Officers and Directors equally.

        9.4 In the event the Spin-Off Subsidiary fails to or is unable to pay any amounts in excess of $25,000 due under the Subsidiary Indemnity, DYNM shall issue to the Shareholders pro-rata, such additional shares of DYNM equal to the total claim for indemnity divided by the fair market value of the DYNM common stock as of the date on which the Shareholders receive written notification from the Spin-Off Subsidiary of its failure or inability to pay.

                                    ARTICLE X
                                  MISCELLANEOUS

        10.1 EXPENSES. In the event that the Transactions are not consummated, the Shareholders will cause ARTWORK to pay all costs incurred as a result of the Exchange, including, without limitation, all legal, accounting, state and federal filing fees and transfer agent's fees and other charges incurred by third parties to provide services to DYNM for the benefit of the Shareholders in respect the Transactions. Notwithstanding the foregoing, DYNM shall bear all costs with respect to the Spin-off and its legal fees in connection with the Transactions.


        10.2 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All statements contained in this Agreement or in any certificate delivered by or on behalf of the Shareholders or DYNM pursuant hereto, or in connection with the transactions contemplated hereby shall be deemed representations, warranties and covenants by the Shareholders or DYNM, as the case may be, hereunder. All representations, warranties, and covenants made by the Shareholders or DYNM in this Agreement, or pursuant hereto, shall survive the Closing, but shall terminate two (2) years from the Closing Date.

        10.3 SUCCESSION AND ASSIGNMENTS; THIRD PARTY BENEFICIARIES. This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other party or parties. Any attempted assignment in violation of this section 10.3 shall be void and ineffective for all purposes. In the event of an assignment permitted by this section 10.3, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. There shall be no third party beneficiaries of this Agreement.

        10.4 NOTICES. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) or with respect of notices from the United States sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section):

                                              (a) If to Shareholders: Artwork
                                                  and Beyond, Inc. 331 Dante
                                                  Court Holdbrook, New York
                                                  11721

               With a copy to:                    Law Office of Michael
                                                  DiGiovanna
                                                  212 Carnegie Center
                                                  Suite 206
                                                  Princeton, New Jersey 08540
                                                  Attn: Michael DiGiovanna, Esq.
                                                  Fax No.: (609) 452-9473

               (b)  If to DYNM:                   Spencer Young
                                                  2504 Eleventh Street
                                                  Santa Monica, California 90405
                                                  Fax (310) 396-3029

All such notices shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address by hand, if personally delivered; or sent by facsimile transmission provided such transmission has been confirmed as sent, (ii) the third (3rd) business day following the date deposited with the United States Postal Service, or (iii) the next business day after shipment overnight by recognized courier service.

        10.5 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

        10.6 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

        10.7 NO IMPLIED WAIVER; REMEDIES. No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

        10.8 ENTIRE AGREEMENT. This Agreement, including any exhibits and Disclosure Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended, waived or changed except in writing, signed by the party to be bound thereby.

        10.9 WAIVER OF JURY TRIAL. Each of the parties hereto expressly waives its right to a jury trial with respect to any such suit, litigation or other judicial proceeding.

        10.10 HEADINGS. The headings of the Sections of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

        10.11 SEVERABILITY. To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this agreement as of the Effective Date.


                                                 Dynamic I-T, Inc.


                                                  By: /S/
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                                  Shareholders:
                                                  No. of shares of ARTWORK
                                                  /S/
                                                  -----------------------------
                                                  (Signature)

                                                  -----------------------------
                                                  (Name-printed)

                                                  -----------------------------
                                                  (Address-printed)

                                                  -----------------------------
                                                  (Address, cont'd.)


                        No. of shares of ARTWORK
                                                  -----------------------------
                                                   (Signature)

                                                  -----------------------------
                                                  (Name-printed)

                                                  -----------------------------
                                                  (Address-printed)

                                                  -----------------------------
                                                  (Address, cont'd.)

                       No. of shares of ARTWORK
                                                  -----------------------------
                                                  (Signature)

                                                  -----------------------------
                                                  (Name-printed)

                                                  -----------------------------
                                                  (Address-printed)

                                                  -----------------------------
                                                  (Address, cont'd.)



                      No. of shares of ARTWORK

                                                  -----------------------------
                                                  (Signature)

                                                  -----------------------------
                                                  (Name-printed)

                                                  -----------------------------
                                                  (Address-printed)

                                                  -----------------------------
                                                  (Address, cont'd.)